Exhibit 10.22

Employee Group Benefits

UNDERWRITTEN BY

SUN LIFE ASSURANCE COMPANY OF CANADA

THE INSURANCE POLICY UNDER WHICH THIS CERTIFICATE IS ISSUED IS NOT A POLICY OF WORKERS’ COMPENSATION INSURANCE. YOU SHOULD CONSULT YOUR EMPLOYER TO DETERMINE WHETHER YOUR EMPLOYER IS A SUBSCRIBER TO THE WORKERS’ COMPENSATION SYSTEM.

All Non-Hawaii and Non-Distribution Center Employees

GROUP POLICY NUMBER—65955—001

POLICY EFFECTIVE DATE—April 1, 2001

POLICY AMENDMENT DATE—June 1, 2012

93C-LH-TX

Exhibit 10.22

Welcome to Sun Life Assurance Company of Canada (Sun Life). Sun Life is pleased to be your Employer’s insurance carrier for the benefits provided in the Group Policy. The description of Eligible Classes in the Benefit Highlights will help you determine what benefits apply to you.

The booklet is intended to provide a summarized explanation of the current Group Policy Benefits. However, the Group Policy is the document which forms Sun Life’s contract to provide benefits. If the terms of the booklet and the Group Policy differ, the Group Policy will govern. A complete copy of the Group Policy is in the possession of your Employer and is available for your review. In the event of any changes in benefits or Group Policy provisions, you will be provided with a new booklet or a supplement which describes any changes.

Possession of this booklet does not necessarily mean you are insured under the Group Policy. The requirements for becoming eligible for insurance and the dates your insurance begins or ceases are explained within this booklet.

This booklet uses insurance terms and phrases that are listed in the Definitions Section.

For information, call the Sun Life Group Customer Service Center toll free at 1-800-247-6875.

Exhibit 10.22

NOTE: DEATH BENEFITS WILL BE REDUCED IF AN ACCELERATED BENEFIT IS PAID.

THE ACCELERATED BENEFITS OFFERED UNDER THE GROUP POLICY MAY OR MAY NOT QUALIFY FOR FAVORABLE TAX TREATMENT UNDER THE INTERNAL REVENUE CODE OF 1986. WHETHER SUCH BENEFITS QUALIFY DEPENDS ON FACTORS SUCH AS YOUR LIFE EXPECTANCY AT THE TIME BENEFITS ARE ACCELERATED OR WHETHER YOU USE THE BENEFITS TO PAY FOR NECESSARY LONG TERM CARE EXPENSES, SUCH AS NURSING HOME CARE. IF THE ACCELERATED BENEFITS QUALIFY FOR FAVORABLE TAX TREATMENT, THE BENEFITS WILL BE EXCLUDABLE FROM YOUR INCOME AND NOT SUBJECT TO FEDERAL TAXATION. TAX LAWS RELATING TO ACCELERATED BENEFITS ARE COMPLEX. YOU ARE ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISOR ABOUT CIRCUMSTANCES UNDER WHICH YOU COULD RECEIVE ACCELERATED BENEFITS EXCLUDABLE FROM INCOME UNDER FEDERAL TAX LAW.

RECEIPT OF ACCELERATED BENEFITS MAY AFFECT YOU, YOUR SPOUSE OR YOUR FAMILY’S ELIGIBILITY FOR PUBLIC ASSISTANCE PROGRAMS SUCH AS MEDICAL ASSISTANCE (MEDICAID) AID TO FAMILIES WITH DEPENDENT CHILDREN (AFDC), SUPPLEMENTARY SOCIAL SECURITY INCOME (SSI) AND DRUG ASSISTANCE PROGRAMS. YOU ARE ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISOR AND WITH SOCIAL SERVICE AGENCIES CONCERNING HOW RECEIPT OF SUCH A PAYMENT WILL AFFECT YOU, YOUR SPOUSE AND YOUR FAMILY’S ELIGIBILITY FOR PUBLIC ASSISTANCE.

IF YOU RECEIVE ACCELERATED BENEFITS, WE WILL PROVIDE ANNUAL STATEMENTS SPECIFYING THE BENEFIT AMOUNT PAID AND THE AMOUNT OF DEATH BENEFIT REMAINING.

Exhibit 10.22

(Applicable to Texas Residents)

IMPORTANT NOTICE

To obtain information or to make a complaint:

You may call Sun Life’s toll-free telephone number for information or to make a complaint at:

1-800-247-6875

You may also write to Sun Life at:

Sun Life Assurance Company Of Canada

Group Customer Service Center SC 1219

1 Sun Life Executive Park

Wellesley Hills, MA 02481

You may contact the Texas Department of Insurance to obtain information on companies, coverages, rights or complaints at:

1-800-252-3439

You may write the Texas Department of Insurance

P.O. Box 149104

Austin, TX 78714-9104

FAX# (512) 475-1771

Web: http://www.tdi.state.tx.us

E-mail: ConsumerProtection@tdi.state.tx.us

PREMIUM OR CLAIM DISPUTES:

Should you have a dispute concerning your premium or about a claim, you should contact Sun Life first. If the dispute is not resolved, you may contact the Texas Department of Insurance.

ATTACH THIS NOTICE TO YOUR POLICY:

This notice is for information only and does not become a part or condition of the attached document.

Exhibit 10.22

AVISO IMPORTANTE

Para obtener informacion o para someter una queja:

Usted puede llamar al numero de telefono gratis de Sun Life’s para informacion o para someter una queja al:

1-800-247-6875

Usted tambien puede escribir a Sun Life:

Sun Life Assurance Company Of Canada Group

Customer Service Center SC 1219

1 Sun Life Executive Park

Wellesley Hills, MA 02481

Puede comunicarse con el Departamento de Seguros de Texas para obtener informacion acerca de companias, coberturas, derechos o quejas al:

1-800-252-3439

Puede escribir al Departamento de Seguros de Texas

P.O. Box 149104

Austin, TX 78714-9104

FAX# (512) 475-1771

Web: http://www.tdi.state.tx.us

E- mail: ConsumerProtection@tdi.state.tx.us

DISPUTAS SOBRE PRIMAS O RECLAMOS:

Si tiene una disputa concerniente a su prima o a un reclamo, debe comunicarse con el Sun Life primero. Si no se resuelve la disputa, puede entonces comunicarse con el departmento (TDI).

UNA ESTE AVISO A SU POLIZA:

Este aviso es solo para proposito de informacion y no se convierte en parte o condicion del documento adjunto.

Exhibit 10.22

93C-LH-TAB	Page No. 6	Table of Contents June 1, 2012

BENEFIT HIGHLIGHTS

EMPLOYEE LIFE AND ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE

ELIGIBLE CLASSES

Initial Associate Qualifying Period

A qualifying period of eight weeks of continuous employment where an active regular status Employee has averaged at least 32 hours per week.

Ongoing Associate Eligibility

An active regular status Employee’s hours are recalculated semi-annually in March and September. An Employee must average 32 hours per week for the previous six month period, in order to retain coverage.

However, if an Employee was insured prior to January 1, 1991 and averaged at least 20 hours per week, Ongoing Eligibility will be based on 20 hours per week average. If the average drops below 20 hours per week, the Employee will need to meet the Ongoing Eligibility of 32 hours average thereafter.

BASIC INSURANCE

CLASSIFICATION

1	All Eligible Executives

2	All Other Eligible Employees

CLASS	LIFE	AD&D

1	1.5 times your Basic Annual Earnings*	An amount equal to your amount of Basic Life Insurance in force

2	1 times your Basic Annual Earnings*	An amount equal to your amount of Basic Life Insurance in force

93C-LH-SCHED	Page No. 7	Benefit Highlights June 1, 2012

BENEFIT HIGHLIGHTS

OPTIONAL LIFE INSURANCE

CLASSIFICATION

All Eligible Employees

You may elect one of the following Options:

Option I	$25,000
Option II	$50,000
Option III	$75,000
Option IV	$100,000
Option V	$150,000
Option VI	$200,000
Option VII	$250,000
Option VIII	$300,000
Option IX	$350,000
Option X	$400,000
Option XI	$450,000
Option XII	$500,000
Option XIII	$550,000
Option XIV	$600,000
Option XV	$650,000
Option XVI	$700,000
Option XVII	$750,000
Option XVIII	$1,000,000

*	rounded to the next higher $1,000, if not already a multiple of $1,000

The	Basic Maximum Benefit for Class 1 is $500,000.

The Basic Maximum Benefit for Class 2 is $100,000.

(Applicable if you were hired on or after April 1, 2001 but prior to April 1, 2004)

The Guaranteed Issue Amounts for Optional Life Insurance are as follows:

AGE	GUARANTEED ISSUE AMOUNT
Under age 70	$100,000
Ages 70 to 74	$45,000
Ages 75 to 79	$30,000
Ages 80 to 84	$20,000
Ages 85 to 89	$15,000
Age 90 or over	$10,000

93C-LH-SCHED	Page No. 8	Benefit Highlights June 1, 2012

BENEFIT HIGHLIGHTS

(Applicable if you were hired on or after April 1, 2004)

The Guaranteed Issue Amounts for Optional Life Insurance are as follows:

AGE	GUARANTEED ISSUE AMOUNT
Under age 70	$500,000
Ages 70 to 74	$50,000
Ages 75 to 79	$30,000
Ages 80 to 84	$20,000
Ages 85 to 89	$15,000
Age 90 or over	$10,000

(Applicable if you were insured for Optional Life Insurance on March 31, 2001)

The Guaranteed Issue Amount for Optional Life Insurance is the amount of Optional Life Insurance you had in force on March 31, 2001.

Your amount of Basic and Optional Life and Basic Accidental Death and Dismemberment Insurance reduces to 45% when you reach age 70, to 30% when you reach age 75, to 20% when you reach age 80, to 15% when you reach age 85 and to 10% when you reach age 90.

Your Basic and Optional Life and Basic Accidental Death and Dismemberment Insurance cancels at your retirement.

Evidence of Insurability, satisfactory to Sun Life, will be required for any of the following reasons:

•	you elect an increase in your amount of Optional Life Insurance in excess of one option; or

•	your amount of Life Insurance is in excess of the Guaranteed Issue Amount.

Basic Annual Earnings

Your current salary or wage from your Employer. Basic Annual Earnings does not include commissions, bonuses, overtime pay or any other extra compensation.

93C-LH-SCHED	Page No. 9	Benefit Highlights June 1, 2012

BENEFIT HIGHLIGHTS

DEPENDENT OPTIONAL LIFE INSURANCE

ELIGIBLE CLASSES

CLASSIFICATION

1	Employees hired prior to April 1, 2006 who were insured for Dependent Optional Life Insurance on March 31, 2006 and who elect to remain in their current plan option

2	Employees hired on or after April 1, 2006, Employees hired prior to April 1, 2006 who newly elect Dependent Optional Life Insurance and Employees who are enrolled in Dependent Optional Life Insurance on March 31, 2006 who elect to change their amount of Dependent Optional Life Insurance

CLASS	Spouse	Child under age 25
1	The amount of Dependent Spouse Optional Life Insurance you had in force on March 31, 2006	The amount of Dependent Child Optional Life Insurance you had in force on March 31, 2006

An Employee in Class 1 who elects a change in their amount of Dependent Optional Life Insurance must enroll in Class 2.

CLASS		Spouse		Child under age 25
2 You may elect one of the following Options:
	Option I	$25,000	Option I	$2,500	*
	Option II	$50,000	Option II	$5,000	*
	Option III	$75,000	Option III	$7,500	*
	Option IV	$100,000	Option IV	$10,000	*
	Option V	$150,000	Option V	$12,500	*
	Option VI	$200,000	Option VI	$15,000	*
	Option VII	$250,000

*	the amount of Dependent Optional Life Insurance for your child under 14 days is None.
*	the amount of Dependent Optional Life Insurance for your child age 14 days but under 6 months is $500.

(Your	amount of Dependent Spouse Optional Life Insurance cannot exceed 50% of your amount of Optional Life Insurance)

(Your amount of Dependent Child Optional Life Insurance cannot exceed 10% of your amount of Optional Life Insurance)

93C-LH-SCHED	Page No. 10	Benefit Highlights June 1, 2012

BENEFIT HIGHLIGHTS

(Applicable if you were hired prior to April 1, 2004)

The Guaranteed Issue Amounts for Dependent Spouse Optional Life Insurance are as follows:

AGE	GUARANTEED ISSUE AMOUNT
Under age 70	$100,000
Ages 70 to 74	$25,000
Ages 75 to 79	$15,000
Ages 80 to 84	$10,000
Ages 85 to 89	$7,500
Age 90 or over	$5,000

Your amount of Dependent Spouse Optional Life reduces to 45% when your Dependent Spouse reaches age 70, to 30% when your Dependent Spouse reaches age 75, to 20% when your Dependent Spouse reaches age 80, to 15% when your Dependent Spouse reaches age 85, and to 10% when your Dependent Spouse reaches age 90.

Evidence of Insurability, satisfactory to Sun Life, will be required for your Dependent for any of the following reasons:

•	you elect an amount of Life Insurance for your Dependent in excess of the Guaranteed Issue Amount; or

•	you elect an increase in your amount of Dependent Spouse Optional Life Insurance in excess of one option; or

•	you elect an increase in your amount of Dependent Child Optional Life Insurance in excess of one option.

93C-LH-SCHED	Page No. 11	Benefit Highlights June 1, 2012

BENEFIT HIGHLIGHTS

WAITING PERIOD

(The period of time you must be employed in an Eligible Class before you can apply for benefits)

Once you have met your Initial Associate Qualifying Period, coverage may become effective on the first day of the month coincident with or next following the completion of an additional 30 day Waiting Period. (See Eligibility and Effective Dates, When does my insurance start?)

CONTRIBUTIONS

The cost of your Employee Basic Life and Employee Basic Accidental Death and Dismemberment Insurance is paid for entirely by your Employer. This is your non-contributory insurance.

The cost of your Employee Optional Life and Dependent Optional Life Insurance is paid for by you. This is your contributory insurance.

The following Questions and Answers will help you to better understand your benefits.

Please read them carefully and refer any questions to your Employer or call the Sun Life Group Customer Service Center toll free at 1-800-247-6875.

93C-LH-SCHED	Page No. 12	Benefit Highlights June 1, 2012

ELIGIBILITY AND EFFECTIVE DATES OF INSURANCE

When am I eligible for insurance?

If you are in an Eligible Class shown in the Benefit Highlights, you are eligible on the later of:

•	April 1, 2001; or

•	the first day of the month coincident with or next following the date you complete your Waiting Period.

•	the day after you complete your Waiting Period

If you are in an Eligible Class shown in the Benefit Highlights and you have a Dependent, you are eligible for Dependent Optional Life Insurance on the latest of:

•	the date you are insured for Employee Optional Life Insurance; or

•	April 1, 2001; or

•	the date you first acquire a Dependent.

When must I apply for insurance?

You must apply for insurance during your Initial Enrollment Period.

When is my Initial Enrollment Period?

If you are eligible for insurance on April 1, 2001, your Initial Enrollment Period is the period from December 1, 2001 through December 31, 2001 as designated by your Employer.

If you first become eligible for insurance after April 1, 2001, your Initial Enrollment Period is the period of time between your Initial Associate Qualifying Period and your effective date of coverage.

When does my insurance start?

For Non-Contributory Insurance:

Your insurance starts on the date you are eligible if you are actively at work on that date.

For Contributory Insurance:

Your insurance starts on the date you are eligible on or after the date you apply for your insurance, if:

•	you are Actively at Work on that date; and

•	Evidence of Insurability is not required.

If Evidence of Insurability is required for any amount of insurance, your insurance will not start until Sun Life approves your insurance, but you need to be Actively at Work on that date.

What if I am not Actively at Work on the date my insurance starts?

If you are not Actively at Work on the date your insurance would normally start, your insurance will not start until you are Actively at Work.

What happens if I do not apply during the Initial Enrollment Period?

If you do not apply for insurance during your Initial Enrollment Period, you will be insured for basic coverage only.

93C-LH-ENROLL	Page No. 13	Eligibility and Effective Dates of Insurance June 1, 2012

ELIGIBILITY AND EFFECTIVE DATES OF INSURANCE

When does my Dependent’s insurance start?

Your Dependent’s insurance starts on the latest of:

•	the date you are Eligible for Dependent Optional Life Insurance; or

•	the date you apply for Dependent Optional Life Insurance; or

•	the date Sun Life approves your Dependent’s Evidence of Insurability (if required); as long as your Dependent is not hospital confined on that date.

If your Dependent is hospital confined on the date your Dependent’s insurance would normally start, your Dependent’s insurance will not start until the Dependent is no longer hospital confined.

If you do not apply for Dependent Optional Life Insurance during your Initial Enrollment Period, your Dependent will not be insured.

Can I make any changes in my Plan Options?

No change can be made to your Plan Options until:

•	the Annual Enrollment Period; or

•	you have a Family Status Change.

When is the Annual Enrollment Period?

The Annual Enrollment Period is the period during the month of April of each year as designated by your Employer. During this period of time you may make changes to your Plan Options.

When do changes to my Plan Options start?

If you have increased your amount of insurance, the increase starts on the later of:

•	the April 1st following the change in your Plan Options; or

•	the date Sun Life approves your Evidence of Insurability (if required); as long as you are Actively at Work on that date.

If you are not Actively at Work on the date your insurance would normally increase, the increase in your insurance will not start until you are Actively at Work.

If you have increased your Dependent’s amount of insurance, the increase starts on the later of:

•	the April 1st following the change in your Plan Options; or

•	the date Sun Life approves your Dependent’s Evidence of Insurability (if required); as long as your Dependent is not hospital confined.

If your Dependent is hospital confined on the date an increase in your Dependent’s insurance would normally start, the increase in your Dependent’s insurance will not start until the Dependent is no longer hospital confined.

Decreases in any amount of insurance will start on the April 1st following the change in your Plan Options.

93C-LH-ENROLL	Page No. 14	Eligibility and Effective Dates of Insurance June 1, 2012

ELIGIBILITY AND EFFECTIVE DATES OF INSURANCE

What if I do not make any changes during the Annual Enrollment Period?

If you do not make any changes during the Annual Enrollment Period you will continue to be insured for the same Plan Option previously selected.

No change in your Plan Options can be made until the next Annual Enrollment Period unless you have a Family Status Change.

What is considered a Family Status Change?

A Family Status Change is one of the following events:

•	your marriage or divorce;

•	the birth of your child;

•	the adoption of a child by you;

•	the death of your spouse or child;

•	the commencement or termination of employment of your spouse;

•	the change from part-time to full-time employment by you or your spouse;

•	the change from full-time to part-time employment by you or your spouse;

•	the taking of an unpaid leave of absence by you or your spouse;

•	a significant change in your health coverage or your spouse’s health coverage as a result of your spouse’s employment.

These changes must be made within 31 days of the change in your Family Status and be necessary or appropriate as a result of the Family Status Change.

When does insurance due to Family Status Changes start?

If you have increased your amount of insurance, the increase starts on the latest of:

•	the date you apply for a change in your Plan Options; or

•	the date your Family Status changes; or

•	the date Sun Life approves your Evidence of Insurability (if required); as long as you are Actively at Work on that date.

If you are not Actively at Work on the date your insurance would normally increase, the increase in your insurance will not start until you are Actively at Work.

If you have increased your Dependent’s amount of insurance, the increase starts on the latest of:

•	the date you apply for a change in your Plan Options; or

•	the date your Family Status changes; or

•	the date Sun Life approves your Dependent’s Evidence of Insurability (if required); as long as your Dependent is not hospital confined on that date.

If your Dependent is hospital confined on the date an increase in your Dependent’s insurance would normally start, the increase in your Dependent’s insurance will not start until the Dependent is no longer hospital confined.

If due to the Family Status change you decrease any amount of insurance, the decrease will start on the date you apply for the change in your Plan Options.

93C-LH-ENROLL	Page No. 15	Eligibility and Effective Dates of Insurance June 1, 2012

TERMINATION OF EMPLOYEE INSURANCE

When does my insurance cease?

Your insurance ceases on the earliest of:

•	the date the Group Policy terminates.

•	the date you are no longer in an Eligible Class.

•	the date your class is no longer included for insurance.

•	the last day for which any required premium has been paid for your insurance.

•	the date you are approved as a Limited Status Employee.

•	the date you retire.

•	the date you request in writing to terminate your insurance.

•	the date you enter active duty in any armed service during a time of war (declared or undeclared).

•	the date your employment terminates.

•	the date you cease to be Actively at Work.

Are there any conditions under which my insurance can continue?

Yes.

Your insurance will continue during any period the premium for your insurance is waived under the Group Policy.

If you are on temporary layoff, leave of absence or vacation, your Employer may continue your insurance by paying the required premium for the length of time specified below.

Layoff—for up to 6 months

Leave of Absence (including the Family and Medical Leave of Absence)—for up to 6 months Vacation—for up to 3 months

If you are absent from work due to an injury or sickness, your Employer may continue your Life insurance, by paying the required premium, for up to 12 months.

If you are “Totally Disabled” you may be eligible for a longer continuation of Life Insurance. Refer to “What is the Waiver of Premium Provision” in the Life Benefit Section. Please note you need to apply for continued benefits under the Waiver of Premium Provision within 12 months after you cease to be Actively at Work.

If your coverage terminates and you are not eligible for any of the described continuations, you may be eligible for a Conversion Privilege. Refer to the “Conversion Privilege” in the Life Benefit section. Please note that you need to apply for the conversion and pay the required premium within 31 days following your termination of insurance.

You may be eligible to continue your insurance coverage pursuant to the Family and Medical Leave Act of 1993, as amended or continue coverage pursuant to a state required continuation period (if any). You should contact your Employer for more details.

You may be eligible to continue your insurance coverage pursuant to the Uniformed Services Employment and Reemployment Rights Act (USERRA). You should contact your Employer for more details.

93C-LH-ETERM.1	Page No. 16	Termination of Employee Insurance June 1, 2012

TERMINATION OF DEPENDENT INSURANCE

When does my Dependent’s insurance cease?

Your Dependent’s insurance ceases on the earliest of:

•	the date the Group Policy terminates.

•	the date you cease to be insured.

•	the date you are no longer in an Eligible Class for Dependent Insurance.

•	the date the Dependent does not qualify as a Dependent.

•	the last day for which any required premium has been paid for your Dependent’s insurance.

•	the date you request in writing to terminate your Dependent’s insurance.

•	the date your Dependent enters active duty in any armed service during a time of war (declared or undeclared).

•	the date you are approved as a Limited Status Employee.

•	the date you retire.

•	the date you die.

Are there any conditions under which my Dependent’s insurance can continue?

Yes.

If your Dependent’s coverage terminates, your Dependent may be eligible for a Conversion Privilege. Refer to the “Conversion Privilege” of the Dependent Optional Life Benefit section. Please note that you or your Dependent need to apply for the conversion and pay the required premium within 31 days following termination of the Dependent’s insurance.

93C-LH-DTERM	Page No. 17	Termination of Dependent Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE LIFE INSURANCE

What is the Life Insurance Benefit?

If you die while insured, your Beneficiary will receive the amount of your Life Insurance in force when Sun Life receives written Notice and Proof of Claim.

What is the amount of my Life Insurance?

Basic Life Insurance

The amount of your Basic Life Insurance is the Basic amount of insurance as determined in the Benefit Highlights.

Your Basic Life Insurance cannot exceed the Basic Maximum Benefit shown in the Benefit Highlights.

Your amount of Basic Life Insurance is subject to any age reductions or terminations shown in the Benefit Highlights.

Optional Life Insurance

The amount of your Optional Life Insurance is the lesser of:

1.	your Optional amount of insurance elected as determined in the Benefit Highlights; or

2.	the Optional Guaranteed Issue Amount shown in the Benefit Highlights, plus any amount of insurance over your Optional Guaranteed Issue Amount that Sun Life has approved your Evidence of Insurability.

Your amount of Optional Life Insurance is subject to the Exclusions shown below and any Evidence of Insurability requirements, age reductions or terminations shown in the Benefit Highlights.

What are the Exclusions?

If your cause of death is suicide:

•

No amount of Optional Life Insurance is payable if the suicide occurs within 24 months after your Optional Life Insurance starts. Any period of time you were insured for the same amount of Optional Life Insurance under your Employer’s prior group Life policy will count towards your completion of the 24 months.

•	No increased or additional amount of your Optional Life Insurance is payable if the suicide occurs within 24 months after the increased or additional amount of your Optional Life Insurance starts.

•	No amount of your Optional Life Insurance over your Guaranteed Issue Amount is payable if the suicide occurs within 24 months after the amount over your Guaranteed Issue Amount starts.

93C-LH-LIFE.2	Page No. 18	Employee Life Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE LIFE INSURANCE

What is the Waiver of Premium Provision?

If you become Totally Disabled while insured, the Waiver of Premium Provision may continue your Life Insurance without any further payment of premiums by you or your Employer.

When am I eligible for the Waiver of Premium Provision?

You are eligible if Sun Life receives Notice and Proof of Claim that you became Totally Disabled:

•	while insured; and

•	before your 60th birthday; and

•	before you retire.

What is the amount of Life Insurance that is continued under the Waiver of Premium Provision?

Sun Life will continue the amount of your Life Insurance in force on the last day you were Actively at Work. This amount is subject to the same reductions or terminations that would have been applicable had you not become Totally Disabled.

If you have converted your Life Insurance to an individual policy, the continued insurance will be reduced by that converted amount unless you exchange that individual policy for a full refund of premiums paid.

When does my Waiver of Premium cease?

Your Waiver of Premium ceases on the earliest of:

•	the date you are no longer Totally Disabled.

•	the date you do not provide Proof that you continue to be Totally Disabled.

•	the date you do not submit to an examination by a Physician of Sun Life’s choice.

•	the date you are no longer under the regular and continuing care of a Physician providing appropriate treatment by means of examination and testing in accordance with your disabling condition.

•	the date you reach age 70 .

•	the date you retire.

For the purposes of this Waiver of Premium Provision, you are considered retired when you receive any compensation from a Retirement Plan of your Employer, or when you reach age 70, whichever is earlier.

If your Waiver of Premium ceases and you do not return to work with your Employer, your Life Insurance will terminate. You may be eligible to convert your Life Insurance under the Conversion Privilege.

93C-LH-LIFE.2	Page No. 19	Employee Life Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE LIFE INSURANCE

Note: Death Benefits will be reduced if an Accelerated Benefit is paid.

What is the Accelerated Benefit?

If Sun Life receives satisfactory proof that you are Terminally Ill, part of your Life Insurance may be payable to you while you are still living.

When am I eligible for an Accelerated Benefit?

(Applicable if you were hired on or before April 1, 2001)

You are eligible if:

•

you were Actively at Work on April 1, 2001 and have been insured for Life Insurance for at least 60 days. (This includes any period of time you were insured under the prior insurer’s group life policy); and

(Applicable if you were hired after April 1, 2001)

You are eligible if:

•	you have been insured for Life Insurance for at least 60 days; and

(Applicable to All Employees)

•	you are certified as Terminally Ill with a life expectancy of 12 months or less; and

•	you are insured for at least $10,000 of Life Insurance.

How do I receive an Accelerated Benefit?

You need to submit a written request to Sun Life.

If you have assigned your Life Insurance, named an irrevocable Beneficiary or have a former spouse named as Beneficiary as part of a divorce decree, you must have a signed agreement from those parties.

What is the amount of Accelerated Benefit?

You can request up to 75% of the amount of your Life Insurance currently in force. The maximum amount you can request is $82,500. The minimum amount you may request is $5,000.

If you have received an Accelerated Benefit under the prior insurer’s group life policy, you can request up to 75% of your Life Insurance currently in force reduced by the amount of the Accelerated Benefit you have previously received.

How is the Accelerated Benefit paid?

The Accelerated Benefit is paid in a single lump sum amount.

Can I receive more than one Accelerated Benefit?

You may request the Accelerated Benefit only once under Sun Life’s Group Policy.

93C-LH-LIFE.2	Page No. 20	Employee Life Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE LIFE INSURANCE

Are there any charges if I request an Accelerated Benefit?

No.

What happens to my Life Insurance if I receive an Accelerated Benefit?

If you have received an Accelerated Benefit from Sun Life or the prior insurer’s group life policy, your Life Insurance will be reduced by the amount of the Accelerated Benefit requested. Annual statements will be provided showing the amount paid and the remaining death benefit. The remaining amount of Life Insurance will be paid to your Beneficiary upon your death.

Some Important Notes about your Accelerated Benefit

Your Accelerated Benefit is not a long term care policy. The amount your Accelerated Benefit would pay may not be enough to cover nursing home expenses or other bills. You may use the money received from the Accelerated Benefit for any purpose.

Receipt of your Accelerated Benefit may affect your Medicaid eligibility.

Benefits payable under this provision MAY be taxable. You should consult your tax advisor. Sun Life does not give tax or legal advice.

What is the Portability Privilege?

If, prior to age 65, your Optional Life insurance ceases because you terminate employment, you may apply for portable coverage, instead of converting to an individual policy.

How does this differ from the Conversion Privilege?

Portable coverage is group term life insurance. This benefit may be continued only for 10 years, to age 65, whichever comes first. At the end of that time, you may convert the coverage then in force to an individual permanent life policy under a Conversion Privilege.

Also, you must provide a statement of good health in order to qualify for portable coverage.

What amounts of insurance are portable?

You may apply for portable coverage up to the amount of Optional Life coverage that ceased, to a maximum of $500,000. If you port your Optional Life coverage, you may also port any Dependent Optional Life Insurance that ceased due to your termination of employment.

When does my portable coverage start?

If your application is approved and the first premium is paid when due, your coverage will start on the day after the 31 day conversion period. If your application is declined, you will be given a 31 day period to apply for an individual permanent life policy under the conversion privilege.

93C-LH-LIFE.2	Page No. 21	Employee Life Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE LIFE INSURANCE

How do I apply for portable coverage?

You must complete an application for portable coverage, which contains a short medical questionnaire, and send it, with payment of the first premium, to Sun Life within 60 days of the date your Optional Life Insurance terminates.

The application contains a table to calculate the applicable premium, based on your age and the amount of coverage elected.

The application is available from your Employer.

What is the Conversion Privilege?

If your Life Insurance ceases, you may be able to convert your Life Insurance to an individual policy. You need to apply for the Conversion Privilege within 31 days. See question “How do I convert my Life Insurance?”.

When can I convert my Life Insurance?

1.	You can convert if all or part of your Life Insurance ceases or reduces due to:

•	termination of your employment;

•	termination of your membership in an Eligible Class;

•	your retirement;

•	your reaching a specified age; or

•	your changing to a different Eligible Class; or

•	termination of your Waiver of Premium continuation; or

•	your continuation period ending during your layoff or leave of absence.

2.	You can convert if you have been continuously insured for 5 or more years under Sun Life’s Group Life Policy and all or part of your Life Insurance ceases or reduces due to:

•	termination of the Life Insurance Benefit Provision;

•	termination of the Group Policy;

•	an amendment to the Group Policy to reduce the amount of Life Insurance in your Eligible Class; or

•	an amendment to the Group Policy to terminate your Eligible Class.

What amount of Life Insurance can I convert?

The amount of Life Insurance you can convert depends on the reason your Life Insurance ceases.

If your amount of Life Insurance ceased or reduced for the reasons stated in #1 “When can I convert my Life Insurance?”, you can convert up to the amount that ceased or reduced. If your amount of Life Insurance that ceased is $10,000 or more, the minimum amount of your individual policy must be $10,000.

If your amount of Life Insurance ceased or reduced for the reasons stated in #2 “When can I convert my Life Insurance?”, you can convert up to the lesser of:

•	$2,000; or

•	the amount that ceased or reduced less any amount of group life insurance you may become eligible for within 31 days after your Life Insurance ceased or reduced.

93C-LH-LIFE.2	Page No. 22	Employee Life Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE LIFE INSURANCE

How do I convert my Life Insurance?

You convert by applying to Sun Life for an individual policy along with sending payment of the first premium within 31 days after any part of your Life Insurance ceases or reduces. This is your 31 day conversion period. However, if you are not notified by your Employer of this conversion privilege, you will have an additional 15 days to exercise this conversion privilege. In no event will this conversion privilege be extended beyond 30 days following your 31 day conversion period.

What type of individual policy is available?

You can convert to any plan of permanent life insurance available by Sun Life for conversion. The individual policy will not include any additional benefits such as disability benefits or accidental death and dismemberment benefits.

You do not have to submit Evidence of Insurability to convert to an individual policy.

When does my individual policy start?

If your application for the individual policy is received and the first premium is paid when due, your individual policy starts on the day after the 31 day conversion period.

What happens if I die during the 31 day conversion period?

If Sun Life receives Notice and Proof of Claim, a death benefit is payable to your Beneficiary, whether or not you had applied for an individual policy or had paid the first premium.

The death benefit is the amount of Life Insurance you would have been eligible to convert.

93C-LH-LIFE.2	Page No. 23	Employee Life Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE LIFE INSURANCE

What happens when my Employer transfers Insurance Carriers to Sun Life?

In order to prevent losing your insurance, Sun Life will provide the following coverage.

If you are not Actively at Work on April 1, 2001, you will be insured if:

1.	you were insured under the prior insurer’s group Life policy at the time of the transfer; and

2.	you are a member of an Eligible Class; and

3.	premiums for you are paid up to date; and

4.	you are not receiving or eligible to receive benefits under the prior insurer’s group Life policy.

Any Life benefit payable will be the lesser of:

•	the Life benefit payable under the Group Policy; or

•	the Life benefit payable under the prior insurer’s group Life policy had it remained in force. All other provisions of Sun Life’s Group Policy will apply.

93C-LH-LIFE.2	Page No. 24	Employee Life Insurance June 1, 2012

BENEFIT PROVISIONS

DEPENDENT OPTIONAL LIFE INSURANCE

What is my Dependent Optional Life Insurance Benefit?

If your Dependent dies while insured, you will receive the amount of your Dependent Optional Life Insurance in force when Sun Life receives written Notice and Proof of Claim.

What is the amount of my Dependent Optional Life Insurance?

The amount of your Dependent Optional Life Insurance is the lesser of:

1.	the amount of Optional Life Insurance you elected for your Dependent as determined in the Benefit Highlights; or

2.	the Guaranteed Issue Amount shown in the Benefit Highlights, plus any amount of insurance over your Dependent’s Guaranteed Issue Amount for which Sun Life has approved your Dependent’s Evidence of Insurability.

The amount of your Dependent’s Optional Life Insurance is subject to the Exclusions shown below and any Evidence of Insurability requirements shown in the Benefit Highlights.

What are the Exclusions?

If your Dependent Spouse’s cause of death is suicide:

•	No amount of Dependent Spouse Optional Life Insurance is payable if your Dependent Spouse’s suicide occurs within 24 months after your Dependent Spouse’s Optional Life Insurance first starts.

•

No increased or additional amount of Dependent Spouse Optional Life Insurance is payable if your Dependent Spouse’s suicide occurs within 24 months after your Dependent Spouse’s increased or additional amount of Optional Life Insurance starts.

•

No amount of Dependent Spouse Optional Life Insurance over your Dependent Spouse’s Guaranteed Issue Amount is payable if your Dependent Spouse’s suicide occurs within 24 months after the amount over your Dependent Spouse’s Guaranteed Issue Amount starts.

What is the Conversion Privilege?

If your Dependent’s Optional Life Insurance ceases, your Dependent may be able to convert the Optional Life Insurance to an individual policy.

93C-LH-DLIFE.2	Page No. 25	Dependent Optional Life Insurance June 1, 2012

BENEFIT PROVISIONS

DEPENDENT OPTIONAL LIFE INSURANCE

When can my Dependent convert?

1.	Your Dependent can convert if all or part of your Dependent’s Optional Life Insurance ceases or reduces due to:

•	termination of your employment;

•	termination of your membership in an Eligible Class;

•	your retirement;

•	your reaching a specified age;

•	your death; or

•	your changing to a different Eligible Class; or

•	your Dependent no longer qualifying as a Dependent.

2.	Your Dependent can convert if your Dependent has been continuously insured for 5 or more years under Sun Life’s Group Life Policy and all or part of your Dependent’s Optional Life Insurance ceases due to:

•	termination of the Dependent Optional Life Insurance Benefit Provision;

•	termination of the Group Policy;

•	an amendment to the Group Policy to terminate your Eligible Class.

What amount of Optional Life Insurance can my Dependent convert?

The amount of Optional Life Insurance your Dependent can convert depends on the reason your Dependent’s Optional Life Insurance ceased.

If your Dependent’s amount of Optional Life Insurance ceased or reduced for the reasons stated in #1 “When can my Dependent convert?”, your Dependent can convert up to the amount that ceased or reduced. If your Dependent’s amount of Optional Life Insurance that ceased is $10,000 or more, the minimum amount of your Dependent’s individual policy must be $10,000.

If your Dependent’s amount of Optional Life Insurance ceased for the reasons stated in #2 “When can my Dependent convert?”, your Dependent can convert up to the lesser of:

•	$2,000; or

•	the amount that ceased, less any amount of group life insurance your Dependent may become eligible for within 31 days after your Dependent’s Optional Life Insurance ceased.

How can my Dependent convert?

You or your Dependent need to apply to Sun Life for an individual policy along with sending payment of the first premium within 31 days after any part of your Dependent’s Optional Life Insurance ceases or reduces. This is your Dependent’s 31 day conversion period. However, if your Dependent is not notified by your Employer of this conversion privilege, your Dependent will have an additional 15 days to exercise this conversion privilege. In no event will this conversion privilege be extended beyond 30 days following your Dependent’s 31 day conversion period.

What type of individual policy is available?

Your Dependent can convert to any plan of permanent life insurance available by Sun Life for conversion. The individual policy will not include any additional benefits such as disability benefits or accidental death and dismemberment benefits.

Your Dependent does not have to submit Evidence of Insurability to convert to an individual policy.

93C-LH-DLIFE.2	Page No. 26	Dependent Optional Life Insurance June 1, 2012

BENEFIT PROVISIONS

DEPENDENT OPTIONAL LIFE INSURANCE

When does my Dependent’s individual policy start?

If your Dependent’s application for the individual policy is received and the first premium paid when due, your Dependent’s individual policy starts on the day after your Dependent’s 31 day conversion period.

What happens if my Dependent dies during the 31 day conversion period?

If Sun Life receives Notice and Proof of Claim, a death benefit is payable to you, whether or not your Dependent had applied for an individual policy or had paid the first premium.

The death benefit is the amount of Optional Life Insurance your Dependent would have been eligible to convert.

93C-LH-DLIFE.2	Page No. 27	Dependent Optional Life Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE ACCIDENTAL DEATH

AND DISMEMBERMENT INSURANCE

What is the Accidental Death and Dismemberment Benefit?

If Sun Life receives written Notice and Proof of Claim that you:

•	died from an accidental drowning while insured; or

•	sustained an Accidental Bodily Injury while insured, which results in your loss of life, sight or limb within 365 days of the date of that Accidental Bodily Injury; or

•

sustained a loss of life, sight or limb within 365 days due to an accidental exposure to the elements while insured; an Accidental Death and Dismemberment benefit may be payable to you or to your Beneficiary.

The benefit is a percentage of the amount of Accidental Death and Dismemberment Insurance in force for your class shown in the Benefit Highlights on the date of the Accidental Bodily Injury. The following is a list of percentages payable for the applicable loss.

Life	100%
Sight of one eye	50%
One limb	50%
Speech and hearing	100%
Speech or hearing	50%
Thumb and index finger of the same hand	25%
Quadriplegia	100%
Paraplegia	75%
Hemiplegia	50%

The maximum amount of Accidental Death and Dismemberment Benefit payable for losses resulting from any one accident is 100%.

Loss of limb means severance of the hand or foot at or above the wrist or ankle joint. Loss of sight, speech or hearing must be total and irrecoverable. Loss of thumb and index finger means severance through or above the metacarpophalangeal joints.

Quadriplegia means the total and permanent paralysis of both upper and lower limbs. Paraplegia means the total and permanent paralysis of both lower limbs. Hemiplegia means the total and permanent paralysis of the upper and lower limbs on one side of the body.

93C-LH-AD&D.2	Page No. 28	Accidental Death and Dismemberment Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE ACCIDENTAL DEATH

AND DISMEMBERMENT INSURANCE

What happens if I Disappear?

Sun Life will presume, subject to no objective evidence to the contrary, that you are dead and your death is a result of an Accidental Bodily Injury if:

•	you disappear as a result of an accidental wrecking, sinking or disappearance of a conveyance in which you were known to be a passenger; and

•	your body is not found within 365 days after the date of the conveyance’s disappearance.

What are the Exclusions?

No AD&D benefit will be payable for your loss that is due to or results from:

•	suicide while sane or insane.

•	intentionally self-inflicted injuries.

•	bodily or mental infirmity or disease of any kind, or an infection unless due to an Accidental cut or wound.

•	your committing or attempting to commit an assault, felony or other criminal act.

•	active participation in a war (declared or undeclared) or active duty in any armed service during a time of war.

•	your active participation in a riot, rebellion, or insurrection.

•

injury sustained while operating, riding in, descending or falling from or with any kind of aircraft, other than riding as a fare-paying passenger without any duties on-board the aircraft or other than a loss connected with a civilian aircraft operated by a licensed pilot.

•

your voluntary use of any controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless administered on the advice of a Physician.

93C-LH-AD&D.2	Page No. 29	Accidental Death and Dismemberment Insurance June 1, 2012

BENEFIT PROVISIONS

EMPLOYEE ACCIDENTAL DEATH

AND DISMEMBERMENT INSURANCE

What happens when my Employer transfers Insurance Carriers to Sun Life?

In order to prevent losing your insurance, Sun Life will provide the following coverage. If you are not Actively at Work on April 1, 2001 you will be insured if:

•	you were insured under the prior insurer’s group AD&D policy at the time of transfer; and

•	you are a member of an Eligible Class; and

•	premiums for you are paid up to date; and

•	you are not receiving or eligible to receive benefits under the prior insurer’s group AD&D policy.

Any AD&D benefit payable will be the lesser of:

•	the AD&D benefit payable under the Group Policy; or

•	the AD&D benefit payable under the prior insurer’s group AD&D policy had it remained in force.

All other provisions of Sun Life’s Group Policy will apply.

93C-LH-AD&D.2	Page No. 30	Accidental Death and Dismemberment Insurance June 1, 2012

CLAIM PROVISIONS

How is a claim submitted?

To submit a claim, you or someone on your behalf must send Sun Life written Notice and Proof of Claim within the time limits specified. Your Employer has the Sun Life Notice and Proof of Claim forms.

When does written Notice of Claim have to be submitted?

for a Death Claim - written notice of claim must be given to Sun Life no later than 30 days after the date of death.

for Life Waiver of Premium - written notice of claim must be given to Sun Life no later than 12 months after you cease to be Actively at Work.

for Accidental Dismemberment - written notice of claim must be given to Sun Life no later than 12 months after the date of your loss.

If notice cannot be given within the applicable time period, Sun Life must be notified as soon as it is reasonably possible.

When Sun Life has received written notice of claim, Sun Life will send the forms for proof of claim. If the forms are not received within 15 days after written notice of claim is sent, proof of claim may be sent to Sun Life without waiting to receive the proof of claim forms.

When does written Proof of Claim have to be submitted?

for a Death Claim - proof of claim must be given to Sun Life no later than 90 days after date of death.

for Life Waiver of Premium - proof of claim must be given to Sun Life no later than 15 months after you cease to be Actively at Work.

for Accidental Dismemberment - proof of claim must be given to Sun Life no later than 15 months after the date of your loss.

If proof cannot be given within these time limits, proof must be given as soon as reasonably possible. Proof of claim may not be given later than one year after the time proof is otherwise required unless the individual is legally incompetent.

What is considered Proof of Claim?

Proof of Claim must consist of at least the following information:

•	a description of the loss or disability;

•	the date the loss or disability occurred; and

•	the cause of the loss or disability.

(For example: a Death Claim would include at least the Death Certificate for Proof of Claim)

Proof of Claim may include, but is not limited to, police accident reports, autopsy reports, laboratory results, toxicology results, hospital records, x-rays, narrative reports, or other diagnostic testing materials as required.

Proof of Claim for disability must include evidence demonstrating the disability including, but not limited to, hospital records, Physician records, Psychiatric records, x-rays, narrative reports, or other diagnostic testing materials as appropriate for the disabling condition.

Sun Life may require as part of the Proof, authorizations to obtain medical and non-medical information.

93C-LH-CLAIM.3	Page No. 31	Claim Provisions June 1, 2012

CLAIM PROVISIONS

Proof of your continued disability and regular and continuous care by a Physician must be given to Sun Life within 30 days of the request for proof.

Proof must be satisfactory to Sun Life.

When are benefits payable?

Benefits are payable when Sun Life receives satisfactory Proof of Claim. Payment will be made not later than 60 days after receipt of Proof of Claim.

What if my claim is denied?

If Sun Life denies any part of a claim, you will receive a written notice of denial containing:

the reason for the denial;

•	a reference to the parts of the Group Policy on which the decision is based;

•	a description of any additional information needed to support the claim; and

•	information concerning your right to a review of the denial.

If all or part of your claim is denied, you may request a review in writing within 60 days after receiving notice of denial.

You may submit written comments or other items to support the claim, and may review any non-privileged information that relates to the request for review.

Sun Life will review the claim promptly on receipt of the written request, and will notify you of Sun Life’s decision within 60 days after the request has been received. If an extension of time is required in order to obtain or review relevant information, Sun Life will notify you in writing of the required extension, not to exceed 120 days from the date of the request.

Who are benefits payable to?

Benefits payable upon your death are payable to your Beneficiary living at the time (other than your Employer). You must name your Beneficiary on a form acceptable to Sun Life. Unless you otherwise specify, if more than one Beneficiary survives you, all surviving Beneficiaries will share equally. If no Beneficiary is alive on the date of your death or you do not elect a Beneficiary, payment will be made as follows:

•	your surviving spouse; or if none,

•	your surviving children, in equal shares; or if none,

•	your surviving parents, in equal shares; or if none,

•	your surviving sisters and brothers, in equal shares; or if none,

•	your estate.

If you named Beneficiaries under your Employer’s Plan prior to the effective date of the Group Policy, that beneficiary designation will remain in effect unless you elect to change Beneficiaries.

All other benefits payable during your lifetime are payable to you.

If a benefit is payable to your estate, if you are a minor, or you are not competent, Sun Life has the right to pay an amount of the benefit up to $5,000 to any of your relatives that Sun Life considers entitled. If Sun Life pays benefits in good faith to a relative, Sun Life will not have to pay those benefits again.

93C-LH-CLAIM.3	Page No. 32	Claim Provisions June 1, 2012

CLAIM PROVISIONS

If your Beneficiary is a minor or is not competent, Sun Life has the right to pay up to $1,000 to the person or institution that appears to have assumed custody and main support for the minor, until the appointed legal representative makes a formal claim. If Sun Life pays benefits in good faith to a person or institution, Sun Life will not have to pay those benefits again.

Can I change my Beneficiary?

You can change your Beneficiary at any time, unless you have stated your choice of Beneficiary is irrevocable or you have assigned your interest in your Life Insurance to another person. Any request for change of Beneficiary must be in a written form and will take effect on the date you sign and file the change with your Employer. If Sun Life has taken any action or made payment before receiving notice of that change, your change of Beneficiary will not affect any action or payment made by Sun Life. The consent of your Beneficiary is not required to change any Beneficiary unless the Beneficiary designation was irrevocable.

Can I assign my Life Insurance?

You can transfer ownership of your Life Insurance under the Group Policy by means of an absolute assignment. You cannot make an absolute assignment to your Employer. All your rights and duties as owner are transferred to the new owner. The new owner can make any change the Group Policy allows, such as a change of Beneficiary.

If you made an assignment under your Employer’s plan prior to the effective date of the Group Policy, that assignment remains in force with respect to the Group Policy.

Any assignment must be in a written form and will take effect on the date you sign and file the assignment with your Employer. If Sun Life has taken any action or made payment before receiving notice of that change, the assignment will not affect any action or payment made by Sun Life. Sun Life will not be responsible for the legal, tax or other effects of any assignment.

93C-LH-CLAIM.3	Page No. 33	Claim Provisions June 1, 2012

GENERAL PROVISIONS

How can statements made in any application for insurance be used?

All statements made in any application are considered representations and not warranties. No representation by you in applying for insurance under the Group Policy will be used to reduce or deny a claim unless a copy of your written application for insurance is or has been given to you or to your Beneficiary, if any.

No statement made by you or any of your Dependents, relating to Evidence of Insurability for an initial, increased or additional amount of insurance, will be used in contesting the validity of that insurance, after such initial, increased or additional amount of insurance has been in force for a period of two years during that individual’s lifetime. This statement must be contained in a form signed by that individual.

What happens if facts are misstated?

If relevant facts about you or any one of your Dependents are not accurate:

•	an equitable adjustment of premium will be made; and

•	the true facts will be used to determine if and in what amount insurance is valid under the Group Policy.

If the amount of benefit depends on your age, the benefit will be the amount you would have been entitled to if your correct age were known.

What are Sun Life’s examination and autopsy rights?

Sun Life, at its own expense, has the right to have any person, whose Injury or Sickness is the basis of a claim:

•	examined by a Physician, other health professional or vocational expert of its choice; and/or

•	interviewed by an authorized Sun Life representative. This right may be used as often as reasonably required.

Sun Life has the right, in the case of death, to request an autopsy.

What are the time limits for legal proceedings?

No legal action may start:

•	until 60 days after Proof of Claim has been given; nor

•	more than 3 years after the time Proof of Claim is required.

Do these group benefits affect Workers’ Compensation?

The Group Policy is not in lieu of, and does not affect, any requirement for coverage by Workers’ Compensation Insurance.

Can the Policyholder act as a Sun Life agent?

For all purposes of the Group Policy, the Policyholder acts on its own behalf or as your agent. Under no circumstances will the Policyholder be deemed a Sun Life agent.

93C-LH-GENP	Page No. 34	General Provisions June 1, 2012

DEFINITIONS

These are some of the general terms you need to know.

Actively at Work means that you perform all the regular duties of your job for a full work day scheduled by your Employer at your Employer’s normal place of business or a site where your Employer’s business requires you to travel.

You are considered Actively at Work on any day that is not your regular scheduled work day (e.g., you are on vacation or holiday) as long as you were Actively at Work on your immediately preceding scheduled work day, and you:

•	are not hospital confined; or

•	are not disabled due to an injury or sickness.

You are considered Actively at Work if you usually perform the regular duties of your job at your home as long as you can perform all the regular duties of your job for a full work day and could do so at your Employer’s normal place of business, if required, and you:

•	are not hospital confined; or
•	are not disabled due to an injury or sickness.

Eligibility Date means the date or dates you become eligible for insurance under the Group Policy. Classes eligible for insurance are shown in the Benefit Highlights.

Employee (You) means a person who is employed by the Employer, scheduled to work at least the number of hours shown in the Benefit Highlights, and paid regular earnings.

Employer means Pier 1 Imports, Inc. and includes any Subsidiary or Affiliated company insured under the Group Policy.

Evidence of Insurability means a statement or records of your or your Dependent’s medical history upon which acceptance for insurance will be determined by Sun Life. In some cases, Sun Life may require that you or your Dependent submit to a paramedical examination, at Sun Life’s expense, as part of the Evidence of Insurability.

Guaranteed Issue Amount means the maximum amount of insurance available to you or your Dependent without Evidence of Insurability.

Injury means bodily impairment resulting directly from an accident and independently of all other causes. Any Injury must occur and Disability must begin while you are insured under the Group Policy.

Physician means an individual who is operating within the scope of his license and is either:

•	licensed to practice medicine and prescribe and administer drugs or to perform surgery; or

•	legally qualified as a medical practitioner and required to be recognized, under the Group Policy for insurance purposes, according to the insurance regulations of the governing jurisdiction.

The Physician cannot be you, your spouse or the parents, brothers, sisters or children of you or your spouse.

Pregnancy means childbirth, miscarriage, abortion or any disease resulting from or aggravated by the pregnancy.

Retirement Plan means a program which provides retirement benefits to you and is not funded entirely by your contributions. The term does not include a 401(k) plan, a profit sharing plan, a thrift plan, an individual retirement account (IRA), a tax sheltered annuity (TSA), a stock ownership plan, or a nonqualified plan of deferred compensation.

Your Employer’s Retirement Plan will include any Retirement Plan:

•	which is part of any federal, state, county, municipal or association retirement system; and

•	you are eligible for as a result of your employment with your Employer.

93C-LH-DEF.6	Page No. 35	Life Definitions June 1, 2012

DEFINITIONS

Sickness means illness, disease or pregnancy. A Disability, because of Sickness, must begin while you are insured under the Group Policy.

Waiting Period means the continuous length of time immediately before your Eligibility Date during which you must be employed in an Eligible Class. Any period of time before the Group Policy Effective Date that you were Actively at Work for your Employer as a full-time Employee or part-time Employee will count towards completion of your Waiting Period. The Waiting Period is shown in the Benefit Highlights.

93C-LH-DEF.6	Page No. 36	Life Definitions June 1, 2012

DEFINITIONS

These are Life Insurance terms you need to know.

Basic Maximum Benefit means the amount of Basic Life Insurance available to you. The Basic Maximum Benefit is shown in the Benefit Highlights.

Beneficiary means the person (it cannot be your Employer) who is entitled to receive death benefit proceeds as they become due under the Group Policy. A Beneficiary must be named by you on a form acceptable to Sun Life and executed by you.

Retirement for the purposes of your being considered retired means the first of the following dates to occur:

1.	the effective date of your retirement benefits under:

a.	any plan of a federal, state, county, municipal or an association retirement system for which you are eligible as a result of your employment with your Employer;

b.	any Retirement Plan your Employer sponsors; or

c.	any Retirement Plan your Employer makes or has made contributions to.

2.	the effective date of your retirement benefits under the Social Security Act or any similar plan or act. However, if you meet the definition of an Employee Actively at Work and you are receiving retirement benefits under the Social Security Act or similar plan or act, you will not be considered retired.

Terminally Ill or Terminal Illness means your Sickness or physical condition that is certified by a Physician to reasonably be expected to result in your death within twelve months or less.

Total Disability or Totally Disabled for purposes of determining eligibility for Waiver of Premium, means because of your Injury or Sickness, you are unable to perform the material and substantial duties of any occupation for which you are or become reasonably qualified for by education, training or experience.

93C-LH-DEF.6	Page No. 37	Life Definitions June 1, 2012

DEFINITIONS

These are Dependent Optional Life Insurance terms you need to know.

Dependent means your:

•	spouse;

•	unmarried child from live birth to age 25.

Your unmarried step-child, foster child, adopted child or child under legal guardianship is included as a Dependent if he/she depends on you for 50% or more of his/her support and is living with you in a regular parent-child relationship. A child is considered adopted if in your legal custody under an interim court order of adoption, whether or not a final adoption order is ever issued.

Dependent does not include:

•	any person who is insured as an Employee; or

•	any person residing outside the United States, Canada or Mexico.

If an unmarried child is:

•	incapable of self-sustaining employment because of mental retardation, developmental disability or physical handicap; and

•	depends on you for 50% or more of his/her support; that child will continue to be a Dependent for as long as these two conditions exist.

No person may be considered to be a Dependent of more than one Employee.

93C-LH-DEF.6	Page No. 38	Dependent Life Definitions June 1, 2012

DEFINITIONS

This is an Accidental Death and Dismemberment Insurance term you need to know.

Accidental Bodily Injury means bodily harm caused solely by external, violent and accidental means which is sustained directly and independently of all other causes.

93C-LH-DEF.5	Page No. 39	AD&D Definitions June 1, 2012

Pier 1 Imports, Inc. Employee Benefit Plan (The Plan) has been established to provide welfare benefits for its employees.

The Employee Retirement Income Security Act of 1974 (ERISA) requires that the Plan Administrator provide you with a Summary Plan Description which discloses required information about the employee benefit plan. The following section entitled “Summary Plan Description” is not part of the Group Insurance Policy. The information in the Summary Plan Description is provided by the Policyholder and is included in this Booklet/Certificate for your convenience. Sun Life Assurance Company of Canada assumes no responsibility for the accuracy or sufficiency of the information in the Summary Plan Description.

SUMMARY PLAN DESCRIPTION

Plan Sponsor:	Pier 1 Imports, Inc.
100 Pier 1 Place
Fort Worth, TX 76102

Plan Administrator:	Pier 1 Imports, Inc.
100 Pier 1 Place
Fort Worth, TX 76102

The Plan Administrator has authority to control and manage the operation and administration of the Plan.

Subsidiaries/Affiliates:	Pier 1 Imports (U.S.), Inc; Pier 1 Services Company; Pier 1 National Bank; Cargo Furniture

Agent for Service of Legal Process:

Pier 1 Imports, Inc.

100 Pier 1 Place

Fort Worth, TX 76102

Employer Identification Number (EIN):                 75-1729843

Plan Number: 501

End of Plan Year:             December 31st

Type of Administration: The Plan is administered by the Plan Administrator. The benefits provided by the Group Insurance Policy issued by Sun Life Assurance Company of Canada are included in the Plan.

Participants: The insured employees described in the Sun Life Assurance Company of Canada Booklet/Certificate.

Plan Changes and Termination: The Plan Administrator may amend, modify or terminate the Plan.

Contributions: The cost of your benefits under the Plan is paid for by your employer and (if applicable) include the cost of any insurance premiums contributed by you.

Funding: Sun Life provides the Plan Administrator with certain insurance benefits in connection with the Plan. Those insurance benefits are described in your Booklet/Certificate.

Claims Procedure: When you or your beneficiary wish to file a claim under the Plan, you should contact your benefits department for claim forms and instructions for filing. Your Booklet/Certificate explains the procedure for filing a claim under the Group Insurance Policy.

If your claim for benefits is denied in whole or in part, you will receive a written notice within 45 days from the date you filed your claim, stating the reasons why your claim was denied. You will then have the right, upon written notice from you or your authorized representative, to review that claim denial. The claim denial notice will include the name and address of the person you may ask for such a review. Additional information about claims submitted and review procedures may be obtained by contacting your Plan Administrator.

ERISA Rights: As a participant in the Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all plan participants shall be entitled to:

Examine, without charge, at the Plan Administrator’s office, all Plan documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and plan descriptions.

Obtain copies of all Plan documents and other plan information upon written request to the Plan Administrator. The Administrator is required under ERISA to furnish each participant with a copy of this summary annual report.

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your plan, called “fiduciaries” of the Plan, have a duty to act prudently, in your interest and that of the other Plan participants and beneficiaries.

No one, including your employer, may terminate you or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan Administrator review and reconsider your claim.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.

If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance of the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

If you have questions about your Plan, you should contact the Plan Administrator. If you have any questions about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, DC 20210.